3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

September 30, 2010

Dear Shareholder:

The Sound Shore Fund ended September 30, 2010 with a net asset value of $28.64 per share. The third quarter total return was 10.58%, while the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”) returned 11.29% and 11.13%, respectively.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended September 30, 2010 were 4.18%, -0.36%, 3.73%, and 8.08%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

After slogging through the dog days of summer, stocks advanced broadly in September lifting the third quarter to solid gains. Better than expected global economic signals and reasonable equity valuations more than offset investor concerns about the rotating devaluation of “old guard” currencies.

Although the health care sector underperformed the market during the quarter, two of our best contributors were drug makers Genzyme and Pfizer. Bio-pharma developer Genzyme’s gain of 39% followed Sanofi-Aventis’ announced interest in acquiring the company, while Pfizer was up 20% following better than expected earnings driven by cost control. Similarly, asset manager Invesco gained 26%, outperforming the lagging financial sector as its net funds flow topped both forecasts and peer group results due to improved product performance. Other outstanding contributors included AES, Coca Cola, eBay, and Texas Instruments.

Bank of America was the biggest detractor for the third quarter, down 9%, due to concerns over new financial regulations. We believe Bank of America, trading at tangible book, should continue to consolidate its market share gains and reclaim double-digit returns on equity. Applied Materials, which declined 3%, was also one of the poorest performers. Applied Materials, a leading technology supplier to the global semiconductor industry, is selling at the low end of its historic price to sales ratio and 10 times estimated earnings despite better than estimated market earnings growth through 2012 and a dividend yield* of 2.4%.

At Sound Shore, our stock specific research process starts with price, the discounting dynamic at the intersection of company fundamentals and macro perceptions. The result was a portfolio at the end of the third quarter with a higher average return on equity for the past 5 years, better than market estimated earnings growth, and a price-earnings multiple of 10.7 times, less than the S&P 500’s 12.3 times estimated earnings for 2011. Sound Shore’s equities have an average dividend yield* marginally below the S&P 500’s 1.9%, yet favorable compared with the five year U.S. Treasury yield of 1.3%, not to mention diminutive Treasury Bill yields.

Thank you for your continued investment with us in the Sound Shore Fund.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

*	Dividend yields discussed are not representative of the Sound Shore Fund.

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average. Price to earnings ratio is the valuation of a company’s current share price compared to its per-share earnings. Price to sales is the ratio of a stock’s latest closing price divided by revenue per share.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/10:    AES Corporation: 3.46%; Applied Materials, Inc.: 2.77%; Bank of America Corp.: 3.06%; Coca-Cola Corp: 3.07%; eBay, Inc.: 1.79%; Genzyme Corp.: 2.00%; Invesco Ltd.: 2.93%; Pfizer Inc.: 3.55%; Sanofi-Aventis: 0.00%; and Texas Instruments, Inc.: 2.73%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Investments in medium-sized companies pose greater risks than those typically associated with larger, more established companies, such as increased volatility. Foreign investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments.

The views in this letter were those of the Fund managers as of 9/30/10 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010 (Unaudited)

	Share Amount	Market Value
Common Stocks (97.9%)
Consumer Discretionary (7.9%)
Apollo Group, Inc., Class A†	1,017,100	$52,228,085
Comcast Corp., Class A	2,711,700	49,027,536
International Game Technology	2,856,000	41,269,200

		142,524,821

Consumer Staples (8.3%)
Bunge, Ltd.	644,000	38,099,040
The Coca-Cola Co.	945,900	55,354,068
Wal-Mart Stores, Inc.	1,041,600	55,746,432

		149,199,540

Diversified Financials (18.8%)
Bank of America Corp.	4,199,200	55,051,512
Citigroup, Inc.†	14,727,300	57,436,470
Credit Suisse Group AG ADR	921,800	39,231,808
Invesco, Ltd.	2,487,100	52,801,133
Morgan Stanley	1,681,600	41,501,888
State Street Corp.	1,265,900	47,673,794
The Charles Schwab Corp.	3,241,600	45,058,240

		338,754,845

Energy (19.4%)
Baker Hughes, Inc.	1,123,800	47,873,880
ConocoPhillips	813,700	46,730,791
Devon Energy Corp.	887,800	57,476,172
El Paso Corp.	2,352,000	29,117,760
EQT Corp.	1,186,400	42,781,584
Marathon Oil Corp.	1,538,300	50,917,730
Sunoco, Inc.	1,230,000	44,895,000
Valero Energy Corp.	1,740,500	30,476,155

		350,269,072

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2010 (Unaudited)

	Share Amount	Market Value
Health Care (2.5%)
Baxter International, Inc.	954,900	$45,558,279

Industrials (2.6%)
Southwest Airlines Co.	3,520,400	46,011,628

Materials (1.5%)
Newmont Mining Corp.	427,000	26,819,870

Pharmaceuticals (11.2%)
Abbott Laboratories	1,100,300	57,479,672
Genzyme Corp.†	508,100	35,968,399
Novartis AG ADR	767,800	44,279,026
Pfizer, Inc.	3,719,900	63,870,683

		201,597,780

Technology (19.0%)
Applied Materials, Inc.	4,278,400	49,971,712
eBay, Inc.†	1,322,900	32,278,760
Flextronics International, Ltd.†	8,226,400	49,687,456
Microsoft Corp.	2,486,500	60,894,385
Symantec Corp.†	3,508,200	53,219,394
Texas Instruments, Inc.	1,814,400	49,242,816
Visa, Inc., Class A	631,400	46,887,764

		342,182,287

Utilities (6.7%)
AES Corp.†	5,493,700	62,353,495
Exelon Corp.	1,349,100	57,444,678

		119,798,173

Total Common Stocks (cost $1,616,698,101)		$1,762,716,295

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2010 (Unaudited)

	Share Amount	Market Value
Short -Term Investments (2.9%)
Money Market Fund (2.9%)
Western Asset/Institutional U.S. Treasury Reserves, 0.02% (cost $52,915,368) (a)	52,915,368	$52,915,368

Total Investments (100.8%) (cost $ 1,669,613,469) *		$1,815,631,663
Liabilities less Other Assets (-0.8%)		(14,762,993)

Net Assets (100.0%)		$1,800,868,670

(a)	Variable or Floating Rate Security. Rate disclosed is as of September 30, 2010.
†	Non-income producing security

ADR — American Depositary Receipt

*	Cost for Federal income tax purposes is $1,676,723,434 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$195,719,290
Gross Unrealized Depreciation	(56,811,061)

Net Unrealized Appreciation (Depreciation)	$138,908,229

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) are valued at the last quoted sale price, as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following, (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair value estimates are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors. Fair valuation could result in a NAV different from one determined by using market quotes.

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2010 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

Valuation Inputs	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,762,716,295	$—	$—	$1,762,716,295
Short-Term Investments	52,915,368	—	—	52,915,368

Total Investments	$1,815,631,663	$—	$—	$1,815,631,663

At September 30, 2010, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“update”) to ASC 820-10, “Fair Value Measurements and Disclosures.” The update requires the disclosure of valuation techniques and inputs used to measure fair value, on both a recurring and nonrecurring basis, for Level 2 and Level 3 investments. In addition, significant transfers of securities to and from each level must be disclosed on a gross basis along with the reasons for the transfers. ASC 820 requires the disclosure of a reconciliation of the fair value of Level 3 investments from the prior reporting period to the current reporting period (Level 3 rollforward). The reconciliation includes realized and unrealized gains and losses, transfers to and from Level 3, and purchases and sales. The update also requires disclosure of Level 3 gross purchases and sales. The update is effective for interim and annual reporting periods beginning after December 15, 2009, except that disclosure of gross purchases and sales in the Level 3 rollforward is effective for interim and annual periods beginning after December 15, 2010. The Fund’s policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. There were no significant transfers between Level 1, 2, or 3 as of September 30, 2010, based on the valuation input levels on June 30, 2010.

b) Security Transactions

Security transactions are recorded on a trade date basis.

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2010 (Unaudited)

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date of this filing and there are no subsequent events to report.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-QR-0610

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

SEPTEMBER 30, 2010